Exhibit 99.1

USCF Funds Trust

United States 3x Oil Fund

Monthly Account Statement

For the Month Ended September 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,016,218
Unrealized Gain (Loss) on Market Value of Futures	(4,687,314)
Dividend Income	5,095
Interest Income	13,510
ETF Transaction Fees	3,082
Total Income (Loss)	$(1,649,409)

Expenses
Sponsor Management Fees	$13,880
Brokerage Commissions	10,686
Total Expenses	$24,566
Net Income (Loss)	$(1,673,975)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/19	$19,017,216
Additions (150,000 Shares)	3,101,210
Withdrawals (200,000 Shares)	(4,603,302)
Net Income (Loss)	(1,673,975)

Net Asset Value End of Month	$15,841,149
Net Asset Value Per Share (850,040 Shares)	$18.64

To the Shareholders of United States 3x Oil Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States 3x Oil Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

USCF Funds Trust

United States 3x Short Oil Fund

Monthly Account Statement

For the Month Ended September 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(522,922)
Unrealized Gain (Loss) on Market Value of Futures	1,548,202
Dividend Income	485
Interest Income	4,588
ETF Transaction Fees	4,611
Total Income (Loss)	$1,034,964

Expenses
Sponsor Management Fees	$4,137
Brokerage Commissions	3,391
Total Expenses	$7,528
Net Income (Loss)	$1,027,436

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/19	$3,319,836
Additions (1,025,000* Shares)	7,009,210
Withdrawals (525,000* Shares)	(4,210,816)
Net Income (Loss)	1,027,436

Net Asset Value End of Month	$7,145,666
Net Asset Value Per Share (825,040* Shares)	$8.66	*

* On October 3, 2019, there was a 1-for-2 reverse share split. The Monthly Account Statement has been adjusted for the period shown to reflect the 1-for-2 reverse share split on a retroactive basis.

To the Shareholders of United States 3x Short Oil Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States 3x Short Oil Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

USCF Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,493,296
Unrealized Gain (Loss) on Market Value of Futures	(3,139,112)
Dividend Income	5,580
Interest Income	18,098
ETF Transaction Fees	7,693
Total Income (Loss)	$(614,445)

Expenses
Sponsor Management Fees	$18,017
Brokerage Commissions	14,077
Total Expenses	$32,094
Net Income (Loss)	$(646,539)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/19	$22,337,052
Additions (1,175,000* Shares)	10,110,420
Withdrawals (725,000* Shares)	(8,814,118)
Net Income (Loss)	(646,539)

Net Asset Value End of Month	$22,986,815

* On October 3, 2019, there was a 1-for-2 reverse share split on United States 3x Short Oil Fund. The Monthly Account Statement has been adjusted for the period shown to reflect the 1-for-2 reverse share split on a retroactive basis.

To the Shareholders of USCF Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of USCF Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596